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                                                                      Exhibit 5
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               APPLICATION FOR FLEXIBLE PREMIUM VARIABLE ANNUITY
         LINCOLN BENEFIT LIFE COMPANY, LINCOLN BENEFIT LIFE CENTRE,
                            LINCOLN, NE 68501-0469
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ANNUITANT: Name ______________ Birth Date ___-___-___ Soc. Sec. No. ___-___-___
Street Address _______________ City, State, Zip _______________________________
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OWNER (IF OTHER): Name ______________________________ Soc. Sec. No. ___-___-___
Street Address _______________ City, State, Zip _______________________________
Birth Date ___-___-___ Relationship to Annuitant ______________________________
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PRIMARY BENEFICIARY: Name ___________________________ Soc. Sec. No. ___-___-___
Street Address _______________ City, State, Zip _______________________________
Relationship to Owner _______________________________ Birth Date ____-____-____
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CONTINGENT BENEFICIARY: Name ________________________ Soc. Sec. No. ___-___-___
Street Address _______________ City, State, Zip _______________________________
Relationship to Owner _______________________________ Birth Date ____-____-____
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PURCHASE PAYMENT INFORMATION: First Purchase Payment of $____________ submitted herewith (Check or Money Order should be payable to Lincoln Benefit Life Co.). A copy of this application duly signed by the agent will constitute receipt for such amount. If this application is declined, there will be no liability on the part of the Company, and any sums submitted with this application will be refunded. The Contract Owner intends to make subsequent purchase payments of $__________ on a [_] monthly (PAM) [_] quarterly [_] semi-annually [_] annual bases [_] single payment.
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PURCHASE PAYMENT ALLOCATION:  (whole percentages only and must equal 100%)

Janus Aspen Series                 Fidelity Variable Insurance      Federated Insurance Management Series
_________ % Flexible Income        Products Fund                    _________ % High Income Bond Fund
_________ % Balanced               _________ % Money Market         _________ % Utility Fund
_________ % Growth                 _________ % Equity Income        _________ % Fund for U.S. Govt. Securities
_________ % Aggressive Growth      _________ % Overseas
_________ % Worldwide Growth       _________ % Growth               Scudder Variable Life Investment Fund
                                                                    _________ % Bond
IAI Retirement Funds, Inc.        Fidelity Variable Insurance       _________ % Balanced
_________ % IAI Regional          Products Fund II
_________ % IAI Reserve           _________ % Asset Manager         Fixed Account
_________ % IAI Balanced          _________ % Contrafund            _________ %

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Will this annuity replace or change any existing policy? [_] Yes [_] No  If Yes give name of company, policy issue date, policy number and cost basis.
___________________________________________________________
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TAX QUALIFIED?  [_] IRA  [_] SEP-IRA   [_] 403(b)  [_] Other _________________
                [_] 401(a) {[_] LBL Prototype [_] Funding Vehicle}
                [_] 401(k) {[_] LBL Prototype [_] Funding Vehicle}
                Tax Year for which contribution is to be applied ______________
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ADDITIONAL BENEFICIARY INSTRUCTIONS OR OTHER REMARKS IF ANY:


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HOME OFFICE ENDORSEMENTS:

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I declare:  To the best of my knowledge and belief, all statements and answers are true, complete and correctly reported. Lincoln Benefit Life may correct or endorse this application. No change shall be made in the annuity amount or plan or issue age by such endorsement or correction. Under penalties of perjury, I certify that the Social Security Number stated herein is my correct taxpayer ID number, and I am not subject to backup withholding. I UNDERSTAND THAT ANNUITY PAYMENTS AND SURRENDER VALUES PROVIDED UNDER THE SEPARATE ACCOUNT ARE VARIABLE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT. RECEIPT OF A CURRENT VARIABLE ANNUITY PROSPECTUS IS HEREBY ACKNOWLEDGED. [_] Please send me a copy of the Statement of Additional Information to the prospectus.

Signed at ______________ On (date) ___-___-___ Owner's Signature ______________

Agent Name ___________________________________ Agent Signature ________________

PAM (Pre-Authorized Method) I authorize the Company to collect $ _____________, on the due date specified, by initiating electronic debit entries to my account. A balance must exist before the program can commence. ATTACH VOIDED CHECK. (Credit unions and savings accounts may not be eligible.)

Signature of Authorized Account Owner ___________________________ Date _________
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TO THE CONTRACT OWNER:

TRANSFER AUTHORIZATION:
[_] I authorize Lincoln Benefit Life Company ("LBL") to act upon the written or telephone instructions from the person named below to 1) change the allocation of payments and deductions between and among the subaccounts; and 2) transfer amounts among the subaccounts. Neither LBL nor any person authorized by us will be responsible for any claim, loss, liability or expense in connection with such transfer authorization if LBL, or its employees, acts upon transfer instructions in good faith. LBL may establish procedures to determine the proper identification of the person requesting a transfer.
Name and Relationship of Authorized Person:

Name:___________________________Relationship_______________SS#__________________

DOLLAR COST AVERAGING/PORTFOLIO REBALANCING:
Select only one. You may not use Dollar Cost Averaging and Portfolio Rebalancing at the same time.

[_] Dollar Cost Averaging (DCA):
Please dollar cost average in the amount of $___________
($100 minimum transfer) from ___________________________
Source Subaccount (only one Source Subaccount may be chose)
to the following Subaccounts (eight maximum) dollar amounts only:
Frequency: [_] Monthly     [_] Quarterly   [_] Annual

Janus Aspen Series                           Fidelity VIPF
  DCA           PR                             DCA          PR
$_______     _______% Flexible Income        $_______     _______% Money Market
$_______     _______% Balanced               $_______     _______% Equity-Income
$_______     _______% Growth                 $_______     _______% Overseas
$_______     _______% Aggressive Growth      $_______     _______% Growth
$_______     _______% Worldwide Growth

Scudder Variable Life Investment Fund        Fidelity VIPF II
  DCA           PR                             DCA          PR
$_______     _______% Bond                   $_______     _______% Asset Manager
$_______     _______% Balanced               $_______     _______% Contrafund

Fixed Account
  DCA           PR
$_______     _______% (Restrictions apply for DCA--see prospectus for details)


[_] Portfolio Rebalancing (PR):
Please rebalance in the percentages specified below:
   Frequency: [_] Monthly   [_] Semiannual
              [_] Quarterly [_] Annual
Date of First Rebalance        -        -
                        ______________________________
                           MO      DA       YR
If no date selected, the first rebalance will occur one period after issue date.

Federated Insurance Management Series
  DCA           PR
$_______     _______% Utility Fund
$_______     _______% Fund for U.S. Gov't. Securities
$_______     _______% High Income Bond Fund

IAI Retirement Funds, Inc.
   DCA          PR
$_______     _______% IAI Regional
$_______     _______% IAI Balanced
$_______     _______% IAI Reserve

SYSTEMATIC WITHDRAWALS ($50.00 minimum withdrawal)

I authorize systematic withdrawals of [_] $_____________, or [_] Interest Earnings, or [_] ____% Percentage of Purchase Payments from my contract value to commence during the month of ________________________. Withdrawals may be subject to penalties and/or a Deferred Sales Charge. Additional restrictions may apply to contracts held as a Qualified Plan.

Frequency:  [_] Monthly   [_] Quarterly   [_] Semi-Annual   [_] Annual

Please indicate the amount or percentage of the withdrawal from the chosen Subaccount(s) [_] Dollar Amount Specified [_] Percentage Specified
JANUS ASPEN SERIES  _________Flexible Income__________Balanced___________Growth
                    _________Aggressive Growth___________Worldwide Growth
IAI RETIREMENT FUNDS, INC________IAI Regional_______IAI Reserve_______IAI
Balanced
FIDELITY VIPF_______Money Market__________Equity Income________Overseas ________ Growth
FIDELITY VIPR II________Asset Manager___________Contrafund
FEDERATED INSURANCE MANAGEMENT SERIES________High Income Bond Fund____________ Utility Fund
SCUDDER VARIABLE LIFE INVESTMENT FUND_________Bond_________Balanced FIXED ACCOUNT_________

PLEASE  [_] WITHHOLD [_] DO NOT WITHHOLD FEDERAL INCOME TAXES

Signature of Owner______________________________________Date____________________
                     Contract Owner's Signature required for Transfer Authorization or authorization of DCA or SW
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TO THE AGENT:  To the best of your knowledge will this annuity replace or change any existing life insurance or annuity in this or any other company?
[_] Yes [_] No

Print Agent's Name ________________________  Agent Number_______________________

Signature of Agent _________________________ Agent's Phone No.__________________
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TO THE REGISTERED REPRESENTATIVE/BROKER-DEALER: Choose option: [_] OPTION A
[_] OPTION B [_] OPTION C

Broker/Dealer___________________________Telephone______________________________

VAA-9330, Rev. 3/97, Page 2